UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1834

Date of Report (Date of earliest event reported): February 22, 2016

INTELIQUENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33778	31-1786871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 West Adams Street

9th Floor

Chicago, Illinois 60661

(Address of principal executive offices, including Zip Code)

(312) 384-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2016, the Compensation Committee (the “Committee”) of the Board of Directors of Inteliquent, Inc. (the “Company”) approved awards of performance stock units to the following named executive officers of the Company. Below is the target number of performance stock units granted to these individuals on February 22, 2016:

Name	Target Performance Stock Units
Kurt Abkemeier	5,959
John Bullock	5,959
Matt Carter	17,878
John Harrington	4,321
Richard Monto	5,215
Michelle Owczarzak	4,321
John Schoder	5,959
Brett Scorza	5,959

The performance stock units are measured over a three-year performance period. Each performance stock unit represents the right to receive, if and to the extent the Company’s total shareholder return (“TSR”) performance target covering the three-year performance period is satisfied, a share of the Company’s common stock following completion of the performance period. At the end of the performance period, the performance stock units will be distributed (to the extent earned and vested) in shares of the Company’s common stock based upon the level of achievement of the Company’s TSR performance targets set for the performance period as determined by the Committee. If the Company fails to meet the threshold performance for the three year performance period, no performance stock units will vest and no payout of Company common stock will be made. If the Company’s performance exceeds the target performance, the recipient may receive additional performance stock units above the target number, subject to a maximum of 200% of the target award. Each recipient’s performance stock unit award agreement contains provisions dealing with, among other things, (1) the effect on the award of the termination of the recipient’s service as an employee of the Company without Cause (as defined in the Neutral Tandem, Inc. (n/k/a Inteliquent, Inc.) Amended and Restated 2007 Equity Incentive Plan (the “Plan”)), (2) the effect on the award of a Change In Control of the Company (as defined in the Plan) and (3) the delivery of the Company’s common stock in respect of vested performance stock units.

The 2016 form of TSR performance stock unit grant agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	2016 Form of TSR Performance Stock Unit Grant Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1834, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELIQUENT, INC.

/s/ Richard L. Monto
Date: February 24, 2016	Name:	Richard L. Monto
	Title:	General Counsel, Senior Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	2016 Form of TSR Performance Stock Unit Grant Agreement